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                                      FLAG
                                    INVESTORS
                                     SHORT-
                                  INTERMEDIATE
                                     INCOME
                                      FUND





                                  ANNUAL REPORT
                                DECEMBER 31, 1997

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o With a weighted average maturity structure that ranged between three and four years, your Fund's Class A Shares delivered total returns of 4.4% and 7.1% for the six- and 12-month periods ended December 31, 1997, respectively.

o The recent Asian financial crisis prompted a "flight to quality" and gave bonds a boost as investors sought the stability of U.S. fixed-income securities.

o Currently, our domestic economy is on sound footing, and we expect economic growth to contract and inflation to remain low, if not move lower. Near-term, we are optimistic about the course of interest rates and expect many of the factors that helped the bond market in 1997 to persist.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     We are pleased to report on the Fund's progress for the six- and 12-month periods ended December 31, 1997.

1997 In Review

     The anomalous combination of benign inflationary pressures and strong economic growth was a boon to both stocks and bonds during 1997. Although equities garnered more investor attention for much of the year, bonds gained considerable respect in the wake of the expanding Asian financial crisis. Concerned that fallout from Asia would sharply curb domestic growth and push the rate of inflation even lower, investors sought the stability and safe haven of U.S. dollar-dominated fixed-income securities. A neutral monetary policy, improving budgetary/fiscal strength, and declining net U.S. Treasury borrowings contributed meaningfully to the general decline in rates, the flattening of the yield curve, and the ensuing strong bond market returns.


                             HISTORICAL YIELD CURVE
                                 (12/96-12/97)


                   [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


                                  12/31/96     12/31/97
                        3 month     5.186%       5.342%
                        6 month     5.297        5.435
                        1 year      5.488        5.476
                        2 year      5.868        5.642
                        3 year      6.01         5.669
                        5 year      6.206        5.705
                       10 year      6.418        5.741
                       30 year      6.641        5.924



     In this benign inflationary environment, intermediate-term rates traded in a fairly narrow range of 6.00% to 6.85% during the first half of the year and drifted lower to 5.60% at year-end. With a constant duration of three years, your Fund's Class A Shares captured the lion's share of market returns and posted total returns of 4.4% and 7.1% for the six- and 12-month periods ended December 31, 1997, respectively. Most of this year's performance came from the Fund's monthly dividend, with a smaller portion from net asset value (NAV) appreciation as rates declined. From its inception on May 13, 1991, the Fund's

--------------------------------------------------------------------------------

Class A Shares have posted a cumulative total return of 57.4%, translating into an average annual return of 7.1%. The Fund's short-intermediate-term maturity structure continues to capture a great percentage of available market yield with a small fraction of its systematic risk.


                              U.S. TREASURY YIELDS
                              (12/31/96--12/31/97)



                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


                               5-Year   10-Year
                       12/96    6.26%    6.5 %
                                6.38     6.61
                                6.31     6.54
                                6.39     6.62
                                6.25     6.49
                                6.15     6.4
                                6.06     6.26
                                6.16     6.37
                                6.39     6.55
                                6.37     6.54
                                6.51     6.69
                                6.62     6.75
                        3/97    6.78     6.91
                                6.76     6.91
                                6.84     6.97
                                6.71     6.82
                                6.84     6.94
                                6.51     6.64
                                6.52     6.67
                                6.55     6.72
                                6.58     6.74
                                6.5      6.66
                                6.37     6.49
                                6.29     6.43
                                6.27     6.37
                        6/97    6.33     6.45
                                6.194    6.307
                                6.116    6.22
                                6.143    6.242
                                6.075    6.179
                                6.071    6.18
                                6.216    6.366
                                6.064    6.235
                                6.194    6.358
                                6.222    6.339
                                6.229    6.35
                                6.166    6.282
                                6.01     6.092
                        9/97    5.987    6.081
                                5.865    5.988
                                6.024    6.143
                                6.076    6.158
                                5.898    5.981
                                5.708    5.831
                                5.81     5.902
                                5.802    5.879
                                5.754    5.811
                                5.839    5.874
                                5.88     5.914
                                5.685    5.728
                                5.707    5.736
                       12/97    5.707    5.738

     Specific total return comparisons are listed below.



Performance Comparisons*

  For Periods Ending Dec. 31, 1997    Six Months      One Year     Avg. Duration
--------------------------------------------------------------------------------
  Flag Investors Short-Intermediate
    Income Fund - Class A Shares          4.4%           7.1%         3.0 yrs.
--------------------------------------------------------------------------------
  Lehman Brothers Intermediate Gov't./
    Corp. Bond Index                      4.9%           7.9%         3.3 yrs.
--------------------------------------------------------------------------------
  Lipper Short/Intermediate Investment
    Grade Debt Funds Average              4.3%           6.6%            n/a
--------------------------------------------------------------------------------
*These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of the Fund's 1.50% maximum sales charge. If the sales charge were reflected, the quoted performance would be lower. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index that is widely recognized as an indicator of performance in the intermediate-term government and corporate bond sector. The Lipper Short-Intermediate Investment Grade Debt Funds Average is an index of approximately 85 managed funds that have at least 65% of their assets in investment grade debt securities that are rated in the top four grades and have dollar-weighted average maturities of one to five years. Individuals cannot invest directly in any index. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 6.

--------------------------------------------------------------------------------

Outlook

     Our outlook for interest rates for 1998 hinges on several interrelated factors, foremost of which are the pace of economic growth and consumption in the wake of Asia's unfolding financial turmoil, its influence on inflation and the Fed's policy response to these developments. Our economy is not immune from the tumult in the Asian economies, but neither is it likely to succumb to these developments. While our domestic economy is on sound footing, we expect economic growth to contract and inflation to remain low, if not move lower. Near-term, we are optimistic about the course of interest rates and expect many of the factors that helped the bond market in 1997 to persist. We cite the following positive observations: the U.S. dollar remains strong; monetary policy is on hold due to high real rates; improving federal budgetary posture has reduced the government's dependency on bond issuance; and the growing demand for bonds is likely to persist, given the ongoing flight to quality in the international arena and the rebalancing of asset allocations away from more volatile stocks. With its defensive maturity bias, this is an ideal market environment for your Fund.

Portfolio Considerations

     Unable to discern any intersector spread changes, we kept the Fund's overall asset allocation evenly balanced during the first half of the year among the bond market's major sectors: Treasuries, agencies, mortgages, corporates and asset-backed issues (see pie chart on page 4). Confident that the run up in rates during the early part of the second quarter was more cyclical than secular and likely to be short lived, we extended the Fund's duration to 3.1 years, close to its prescribed maximum, and increased its corporate bond allocation during the second half of the year. As the decline in rates gathered momentum during the year, we began to trim back on the Fund's mortgage securities because of concerns that another wave of refinancing would put that sector under enormous performance pressure. These "fine tuning" measures worked well as each of the Fund's different sectors contributed proportionally to the year's results.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

Portfolio Composition



                June 30, 1997                  December 31, 1997


           [PIE CHART APPEARS HERE]         [PIE CHART APPEARS HERE]
           [SEE PERCENTAGES BELOW]          [SEE PERCENTAGES BELOW]


        Agency & Mortgage-Backed...46%    Agency & Mortgaged-Backed...29%
        Treasury...................23%    Corporate...................28%
        Asset-Backed...............15%    Asset-Backed................18%
        Corporate..................11%    Treasury....................17%
        Cash....................... 5%    Cash........................ 8%



Dividend Policy

     The Fund has continued to distribute $0.05 per share monthly. Recognizing the importance of improving shareholder wealth, we continue to emphasize strategies that maximize total return (current income plus NAV appreciation).

     We appreciate your continued support.

Sincerely,


/s/ M. Elliott Randolph, Jr.           /s/ Paul D. Corbin
----------------------------           ----------------------------
M. Elliott Randolph, Jr.               Paul D. Corbin
Co-Portfolio Manager                   Co-Portfolio Manager

January 16, 1998

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Portfolio Statistics (As of December 31, 1997)


  Average Maturity                                    4.2 years
--------------------------------------------------------------------------------
  Average Duration                                    3.0 years
--------------------------------------------------------------------------------
  Average Quality                                     AA1
--------------------------------------------------------------------------------
  Maturity Breakdown:
--------------------------------------------------------------------------------
          0-1 year                                     20%
--------------------------------------------------------------------------------
          1-3 years                                    34%
--------------------------------------------------------------------------------
          3-5 years                                    38%
--------------------------------------------------------------------------------
         5-10 years                                     8%
--------------------------------------------------------------------------------



Dividends for Calendar 1997


      Total dividends declared for calendar 1997 are as follows:

                                     Class A    Institutional
                                      Shares       Shares
                                      ------       ------
  Income.............................  $0.60        $0.62


      Shareholders who have elected to participate in the Fund's dividend reinvestment plan have received their distribution in additional shares of the Fund. If you are not currently a plan participant but would like to have your dividends reinvested at net asset value, please contact your investment representative or the Fund at 1-800-553-8080.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on May 13, 1991 through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and the currently effective 1.50% maximum sales charge for the Fund's Class A Shares.

     In addition to the Lehman Brothers Intermediate Government/Corporate Bond Index, we will also begin comparing the Fund's performance to the Merrill Lynch 1-3 Year Treasury Index because we believe its shorter average maturity also makes it an appropriate benchmark for the Fund.

     While the following charts are required by SEC rules, such comparisons are of limited utility since the indices shown are not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of these indices would have had to own the securities that they represent. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed. Past performance is not an indicator of future results.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Change in Value of a $10,000 Investment in Class A Shares*
May 13, 1991-December 31, 1997


                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]

                             Flag          Lehman
                           Investors      Brothers      Merrill
                             Short-     Intermediate     Lynch
                          Intermediate     Gov't./      1-3 Year
                             Income      Corp. Bond     Treasury
                             Fund          Index         Index

                 5/91       $ 9,850       $10,000       $10,000
                12/91        10,815        10,993        10,759
                12/92        11,429        11,780        11,436
                12/93        12,455        12,815        12,057
                12/94        12,042        12,569        12,125
                12/95        13,909        14,497        13,458
                12/96        14,471        15,084        14,129
                12/97        15,503        16,271        15,070



Average Annual Total Return*

  Periods Ended 12/31/97            1 Year         5 Years     Since Inception**
--------------------------------------------------------------------------------
  Class A Shares                     5.52%          5.97%           6.83%
--------------------------------------------------------------------------------

* These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index that is widely recognized as a general measure of the performance in the intermediate-term government and corporate bond sector. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that is widely recognized as a general measure of the performance in the short-term Treasury sector.

**   May 13, 1991.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION (CONCLUDED)

Change in Value of a $10,000 Investment in Institutional Shares*
November 2, 1995-December 31, 1997

                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


                         Flag            Lehman
                       Investors        Brothers        Merrill
                         Short-       Intermediate       Lynch
                      Intermediate       Gov't./        1-3 Year
                         Income        Corp. Bond       Treasury
                          Fund           Index           Index

               11/95    $10,000          $10,000        $10,000
               12/95     10,202           10,105         10,077
                3/96     10,118           10,021         10,110
                6/96     10,174           10,083         10,212
                9/96     10,360           10,262         10,381
               12/96     10,630           10,514         10,578
                3/97     10,623           10,502         10,648
                6/97     10,922           10,812         10,883
                9/97     11,193           11,104         11,096
               12/97     11,417           11,342         11,282





Average Annual Total Return*

Periods Ended 12/31/97              1 Year         5 Years     Since Inception**
--------------------------------------------------------------------------------
Institutional Shares                 7.40%           --              6.32%
--------------------------------------------------------------------------------

* These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results.

**   11/2/95.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets                                        December 31, 1997

                                                  S&P       Par       Market Value
Security                                        Rating*    (000)        (Note 1)
-------------------------------------------------------------------------------------
CORPORATE BONDS--27.8%
Banc One Columbus
   7.375%, 12/1/02                               AA-       $1,000      $ 1,043,750
Bear Stearns Company Incorporated
   6.50%, 8/1/02                                 A          2,000        2,015,000
Block Financial Corporation
   6.75%, 11/1/04                                A          2,000        2,032,500
Countrywide Home Loan
   7.26%, 5/10/04                                A          2,000        2,092,500
First Maryland Bancorp
   7.20%, 7/1/07                                 A-         2,000        2,090,000
Ford Motor Credit
   6.05%, 3/31/98                                A+         2,000        2,000,300
General Motors Acceptance Corporation
   5.625%, 2/15/01                               A-         1,000          987,500
International Lease Finance
   6.43%, 9/15/00                                A+         2,000        2,015,000
Norwest Corporation
   7.68%, 5/10/02                                AA-        1,048        1,054,550
Pacific Gas & Electric
   6.25%, 3/1/04                                 AA-        2,000        2,010,000
Philip Morris Cos., Inc.
   6.95%, 6/1/06                                 A          2,000        2,050,000

Sears Roebuck Acceptance Corporation
   6.34%, 9/19/00                                A-         2,190        2,203,687
                                                                       -----------
Total Corporate Bonds
   (Cost $21,390,553)                                                   21,594,787
                                                                       -----------

U.S. GOVERNMENT AGENCY SECURITIES--25.5%

Federal Home Loan Banks Board - 7.7%
Debentures
   7.151%, 9/13/05 (Callable 3/13/98)            AAA        3,000        2,999,880
   6.900%, 4/28/00 (Callable 4/28/98)            AAA        3,000        3,011,550

Federal National Mortgage Assoc. - 7.1%
Debentures
   6.250%, Due 8/12/03                           AAA        3,500        3,494,785
   7.120%, Due 4/19/02                           AAA        2,000        2,023,820

Mortgage-Backed Securities - 9.4%
Federal Home Loan Mortgage Corp.
   Pool #G10049, 8.00%, 10/1/07                  AAA          844          871,922

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)                            December 31, 1997


                                                S&P         Par       Market Value
Security                                      Rating*      (000)        (Note 1)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES (concluded)
Mortgage-Backed Securities (concluded)
Federal Home Loan Mortgage Corp.
   Pool #G10543, 6.00%, 6/1/11                   AAA       $2,649      $ 2,607,868
   Pool #M19094, 7.00%, 2/1/98                   AAA          792          803,591
Federal National Mortgage Assoc.
 Pass-through
   Pool #326570, 7.00%, Due 2/1/08               AAA        2,980        3,025,905

Guaranteed Export Trust - 1.3%
   8.187%, 12/15/04                              AAA          913          971,339
                                                                       -----------
Total U.S. Government Agency Securities
   (Cost $19,492,391)                                                   19,810,660
                                                                       -----------

U.S. TREASURY SECURITIES--16.9%
U.S. Treasury Notes
   5.875%, 2/15/00                               AAA        1,000        1,004,150
   6.250%, 2/15/03                               AAA        5,000        5,115,700
   5.750%, 8/15/03                               AAA        2,000        2,001,720
   5.750%, 10/31/03                              AAA        5,000        5,005,800
                                                                       -----------
Total U.S. Treasury Securities
   (Cost $12,751,849)                                                   13,127,370
                                                                       -----------

ASSET-BACKED SECURITIES--17.9%
Aesop Funding II Limited Liability Company
   6.22%, 10/20/01                               AAA        2,500        2,514,500
California Infrastructure Pacific Gas &
   Electric, 97-1-A4
   6.16%, 6/25/03                                AAA        2,000        2,002,109
FHLMC Structured Pass-through, Series T-9
   6.43%, 2/25/13                                AAA        1,500        1,469,590
Green Tree Financial Corporation
   8.25%, 1/15/20                                NR**       3,000        3,190,980
Metris Master Trust
   6.87%, 10/20/05                               AAA        3,000        3,084,492
Premier Auto Trust, 94-1-A3
   4.75%, 2/2/00                                 AAA           54           53,813
Premier Auto Trust, 96-3-A4
   6.75%, 11/6/00                                AAA        1,500        1,529,130
                                                                       -----------
Total Asset-Backed Securities
   (Cost $13,697,185)                                                   13,844,614
                                                                       -----------

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------


                                                 S&P        Par       Market Value
Security                                        Rating*    (000)        (Note 1)
------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--3.2%

Federal Home Loan Mortgage Corp. - 2.1%
Multi-Class Mortgage Certificates
   Series 106-F, 8.50%, 12/15/20                 AAA       $1,615      $ 1,647,006

Federal National Mortgage Assoc. - 1.1%
Multi-Class Mortgage Certificates
   Series 88-18-B, 9.40%, 7/25/03                AAA          125          131,027
   Series 91-11-G, 7.00%, 11/25/19               AAA          705          703,859
                                                                       -----------
Total Collateralized Mortgage Obligations
   (Cost $2,468,052)                                                     2,481,892
                                                                       -----------

REPURCHASE AGREEMENT--8.5%
Goldman Sachs & Co., 6.25%
   Dated 12/31/97, to be repurchased on
   1/2/98, collateralized by U.S. Treasury
   Bonds with a market value of $6,716,883.
   (Cost $6,585,000)                             NR         6,585        6,585,000
                                                                        ----------
Total Investment in Securities--99.8%
   (Cost $76,385,030)***                                                77,444,323
Other Assets in Excess of Liabilities, Net--0.2%                           181,175
                                                                       -----------
Net Assets--100.0%                                                     $77,625,498
                                                                       ===========

Net Asset Value and Redemption Price Per:
   Class A Share
     ($45,569,338 / 4,386,630 shares outstanding)                           $10.39
                                                                            ======
   Institutional Share
     ($32,056,160 / 3,052,560 shares outstanding)                           $10.50
                                                                            ======
MAXIMUM OFFERING PRICE PER:
   Class A Share ($10.39 / 0.985)                                           $10.55
                                                                            ======

   Institutional Share                                                      $10.50
                                                                            ======


----------

* The Standard & Poor's rating indicated is believed to be the most recent rating available as of December 31, 1997. The U.S. Government Agency Securities and U.S. Treasury Securities are assumed to have AAA ratings because they are backed by the full faith and credit of the U.S. government. These ratings have not been audited by Deloitte & Touche LLP.
** Although this holding is not rated by S&P, it is rated Aaa by Moody's and AAA by Fitch.
***  Also aggregate cost for federal tax purposes.

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Statement of Operations


                                                              For the Year Ended
                                                                 December 31,
--------------------------------------------------------------------------------
                                                                     1997
Investment Income (Note 1):
   Interest                                                        $5,072,268
                                                                   ----------
Expenses:
   Investment advisory fee (Notes 2 and 7)                            268,092
   Distribution fee  (Note 2)                                         136,962
   Legal                                                               76,448
   Accounting fee (Note 2)                                             59,200
   Transfer agent fee (Note 2)                                         31,985
   Registration fees                                                   31,620
   Printing and postage                                                26,951
   Audit                                                               25,025
   Custodian fee (Note 2)                                              16,089
   Directors' fees                                                      4,976
   Pricing fee                                                          4,820
   Miscellaneous                                                        2,309
   Insurance                                                              745
                                                                   ----------
            Total expenses                                            685,222

Less: Fees waived (Note 2)                                           (203,590)
                                                                   ----------
            Net expenses                                              481,632
                                                                   ----------
Net investment income                                               4,590,636
                                                                   ----------
Realized and unrealized gain/(loss) on investments (Note 1):
   Net realized gain from security transactions                        95,306
   Change in unrealized appreciation
     or depreciation of investments                                   680,823
                                                                   ----------
            Net gain on investments                                   776,129
                                                                   ----------
Net increase in net assets resulting from operations               $5,366,765
                                                                   ==========

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Statements of Changes in Net Assets



                                                For the Year Ended December 31,
--------------------------------------------------------------------------------
                                                      1997            1996
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                          $  4,590,636    $  4,307,970
   Net gain/(loss) from security transactions           95,306        (141,613)
   Change in unrealized appreciation or
     depreciation of investments                       680,823      (1,267,527)
                                                  ------------    ------------
   Net increase in net assets resulting
     from operations                                 5,366,765       2,898,830
                                                  ------------    ------------
Dividends to Shareholders From:
   Net investment income:
     Class A Shares                                 (3,165,854)     (3,528,967)
     Institutional Shares                           (1,359,289)       (602,635)
                                                  ------------    ------------
   Total distributions                              (4,525,143)     (4,131,602)
                                                  ------------    ------------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                     23,594,729      24,144,316
   Value of shares issued in reinvestment of
     dividends                                       2,514,042       2,641,312
   Cost of shares repurchased                      (25,416,223)    (18,763,222)
                                                  ------------    ------------
   Increase in net assets derived from
     capital share transactions                        692,548       8,022,406
                                                  ------------    ------------
   Total increase in net assets                      1,534,170       6,789,634

Net Assets:
   Beginning of year                                76,091,328      69,301,694
                                                  ------------    ------------
   End of year                                    $ 77,625,498    $ 76,091,328
                                                  ============    ============

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights -- Class A Shares
(For a share outstanding throughout each year)
                                                                     For the
                                                                    Year Ended
                                                                   December 31,
--------------------------------------------------------------------------------
                                                                       1997

Per Share Operating Performance:
   Net asset value at beginning of year                              $ 10.28
                                                                     -------
Income from Investment Operations:
   Net investment income                                                0.61
   Net realized and unrealized gain/(loss) on investments               0.10
                                                                     -------
   Total from Investment Operations                                     0.71
Less Distributions:
   Distributions from net investment income
     and short-term gains                                              (0.60)
   Return of capital                                                      --
   Distributions from net realized long-term gains                        --
                                                                     -------
   Total distributions                                                 (0.60)
                                                                     -------
   Net asset value at end of year                                    $ 10.39
                                                                     =======
Total Return(1)                                                         7.13%
Ratios to Average Daily Net Assets:
   Expenses(2)                                                          0.70%
   Net investment income(3)                                             5.92%
Supplemental Data:
   Net assets at end of year (000)                                   $45,569
   Portfolio turnover rate                                                65%

----------
(1)  Total return excludes the effect of sales charge.
(2) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.96%, 0.99%, 0.93%, 0.84% and 0.85% for the years ended December 31, 1997, 1996, 1995, 1994 and 1993, respectively.
(3) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 5.66%, 5.83%, 5.77%, 5.43% and 5.28% for the years ended December 31, 1997, 1996, 1995, 1994 and
     1993, respectively.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------


                                                                              For the Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------
                                                                   1996            1995            1994               1993
Per Share Operating Performance:
   Net asset value at beginning of year                           $ 10.48         $  9.62         $ 10.57            $ 10.37
                                                                  -------         -------         -------            -------
Income from Investment Operations:
   Net investment income                                             0.63            0.62            0.57               0.57
   Net realized and unrealized gain/(loss) on investments           (0.23)           0.84           (0.92)              0.34
                                                                  -------         -------         -------            -------
   Total from Investment Operations                                  0.40            1.46           (0.35)              0.91
Less Distributions:
   Distributions from net investment income
     and short-term gains                                           (0.60)          (0.60)          (0.57)             (0.69)
   Return of capital                                                   --              --           (0.03)                --
   Distributions from net realized long-term gains                     --              --              --              (0.02)
                                                                  -------        --------         -------            -------
   Total distributions                                              (0.60)          (0.60)          (0.60)             (0.71)
                                                                  -------        --------         -------            -------
   Net asset value at end of year                                 $ 10.28         $ 10.48          $ 9.62            $ 10.57
                                                                  =======        ========         =======            =======
Total Return(1)                                                      4.04%          15.43%          (3.32)%             8.98%
Ratios to Average Daily Net Assets:
   Expenses(2)                                                       0.70%           0.70%           0.70%              0.70%
   Net investment income(3)                                          6.11%           6.00%           5.57%              5.43%
Supplemental Data:
   Net assets at end of year (000)                                $58,584         $67,116         $78,789           $112,520
   Portfolio turnover rate                                             42%             46%             50%                86%

                       See Notes to Financial Statements.

FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------
Financial Highlights--Institutional Shares
(For a share outstanding throughout each period)


                                                                    For the Period
                                                                      November 2,
                                          For the Year Ended        1995(1) through
                                              December 31,            December 31,
-----------------------------------------------------------------------------------
                                          1997           1996             1995
Per Share Operating Performance:
   Net asset value at
     beginning of period                 $ 10.38        $ 10.58          $10.42
                                         -------        -------          ------
Income from Investment Operations:
   Net investment income                    0.61           0.59            0.09
   Net realized and unrealized
     gain/(loss) on investments             0.13          (0.17)           0.12
                                         -------        -------          ------
   Total from Investment Operations         0.74           0.42            0.21
Less Distributions:
   Distributions from net investment
     income and short-term gains           (0.62)         (0.62)          (0.05)
                                         -------        -------          ------
   Net asset value at end of period      $ 10.50        $ 10.38          $10.58
                                         =======        =======          ======
Total Return                                7.40%          4.20%          12.47%(2)
Ratios to Average Daily Net Assets:
   Expenses(3)                              0.45%          0.45%           0.45%(2)
   Net investment income(4)                 6.17%          6.35%           6.52%(2)
Supplemental Data:
   Net assets at end of period (000)     $32,056        $17,507           $2,186
   Portfolio turnover rate                    65%            42%              46%

----------
(1)  Commencement of operations.
(2)  Annualized.
(3)  Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 0.72%, 0.76% and 0.72%
     (annualized) for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, respectively.
(4)  Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 5.90%, 6.04% and 6.27%
     (annualized) for the years ended December 31, 1997 and 1996 and the period ended December 31, 1995, respectively.

                       See Notes to Financial Statements.

16




FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

     Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund"), formerly
Flag Investors Intermediate-Term Income Fund, Inc., was organized as a Maryland
Corporation on April 16, 1990 and commenced operations May 13, 1991. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. It is designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

     The Fund consists of two share classes: Class A Shares, which commenced May
13, 1991, and Institutional Shares, which commenced November 2, 1995.

     The Class A Shares have a 1.50% maximum front-end sales charge and a 0.25% distribution fee. The Institutional Shares have neither a front-end sales charge nor a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. SECURITY VALUATION--The Fund values a debt security based on quotations provided by a pricing service, which uses transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities to determine value. The Fund values a portfolio security that is primarily traded on a national exchange by using the last sale price reported for the day. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price.
          The third party, which is the broker's custodial bank, holds the


                                                                              17



FLAG INVESTORS SHORT-INTERMDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENT (CONTINUED)

NOTE 1--concluded

          collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults.
          The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

     C. FEDERAL INCOME TAXES--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

               The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     D.   SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER--The
          Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed.
          Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Income and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due to different tax treatments of dividends declared.


18



FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 2--Investment Advisory Fee, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Bankers Trust New
York Corporation, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICC an annual fee. This fee is based on the Fund's average daily net assets and is calculated daily and paid monthly at the following annual rates: 0.35% of the first $1 billion, 0.30% of the next $500 million and 0.25% of the amount over $1.5 billion.

     ICC has agreed to reduce its aggregate fees so that ordinary Fund expenses for any fiscal year do not exceed 0.70% of the Class A Shares' average daily net assets and 0.45% of the Institutional Shares' average daily net assets. For the year ended December 31, 1997, ICC waived fees of $203,590.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $59,200 for accounting services for the year ended
December 31, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $31,985 for transfer agent services for the year ended December 31, 1997.

     Effective September 22, 1997, Bankers Trust Company, a subsidiary of
Bankers Trust New York Corporation, became the Fund's custodian. Prior to
September 22, 1997, PNC Bank served as the Fund's custodian. From September 22,
1997 to December 31, 1997, the Fund accrued $4,671 in custody expenses.

     As compensation for providing distribution services, the Fund pays ICC
Distributors, Inc. ("ICC Distributors"), which is not related to ICC, an annual fee that is calculated daily and paid monthly. This fee is paid at an annual rate equal to 0.25% of the Class A Shares' average daily net assets. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC
Distributors. For the year ended December 31, 1997, distribution fees aggregated
$136,962.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended
December 31, 1997 was $4,620, and the accrued liability was $5,029.


                                                                              19



FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 60 million shares of $.001 par value capital stock (45 million Class A, 2 million Class B, 5 million Institutional, 5 million Alex. Brown Capital Advisory & Trust and 3 million undesignated).
Transactions in shares of the Fund are listed below.

                                                     Class A Shares
                                              ----------------------------
                                                 For the        For the
                                               Year Ended     Year Ended
                                              Dec. 31, 1997  Dec. 31, 1996
                                              -------------  -------------

Shares sold                                        643,871        824,212
Shares issued to shareholders on
   reinvestment of dividends                       188,623        223,342
Shares redeemed                                 (2,147,036)    (1,752,832)
                                              ------------   ------------
Net decrease in shares outstanding              (1,314,542)      (705,278)
                                              ============   ============
Proceeds from sale of shares                  $  6,656,537   $  8,509,093
Value of reinvested dividends                    1,939,315      2,288,737
Cost of shares redeemed                        (22,186,651)   (18,054,319)
                                              ------------   ------------
Net decrease from capital share transactions  $(13,590,799)  $ (7,256,489)
                                              ============   ============

                                                  Institutional Shares
                                              ----------------------------
                                                 For the        For the
                                               Year Ended     Year Ended
                                              Dec. 31, 1997  Dec. 31, 1996
                                              -------------  -------------

Shares sold                                      1,621,803      1,513,443
Shares issued to shareholders on
   reinvestment of dividends                        55,315         34,119
Shares redeemed                                   (310,716)       (67,989)
                                               -----------    -----------
Net increase in shares outstanding               1,366,402      1,479,573
                                               ===========    ===========
Proceeds from sale of shares                   $16,938,192    $15,635,223
Value of reinvested dividends                      574,727        352,575
Cost of shares redeemed                         (3,229,572)      (708,903)
                                               -----------    -----------
Net increase from capital share transactions   $14,283,347    $15,278,895
                                               ===========    ===========

20



FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

NOTE 4--Investment Transactions

      Excluding short-term obligations, purchases of investment securities aggregated $47,383,704 and sales of investment securities aggregated $46,467,965 for the year ended December 31, 1997.

     On December 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $1,116,074 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $56,781.

NOTE 5--Net Assets

     On December 31, 1997, net assets consisted of:

Paid-in capital:
     Class A Shares.......................................... $48,313,133
     Institutional Shares....................................  31,719,118
Accumulated net realized loss from security transactions.....  (3,409,521)
Unrealized appreciation of investments.......................   1,059,293
Distributions in excess of net investment income.............     (56,525)
                                                              -----------
                                                              $77,625,498
                                                              ===========

NOTE 6--Federal Income Tax Information

     Generally accepted accounting principles require that we reclassify certain components of net assets to reflect permanent differences between financial reporting and tax purposes. We have reclassified permanent book/tax differences of $69,801 to undistributed net investment income from accumulated net realized loss from security transactions. This reclassification has no effect on net assets or net asset values per share.

     On December 31, 1997, there was a tax capital loss carryforward of $3,406,552 of which $260,038 expires in 2002, $3,111,390 expires in 2003 and
$35,124 expires in 2004. This carryforward will be used to offset any future net capital gains.

NOTE 7--Shareholder Meeting

     Alex. Brown Incorporated, which was the parent corporation of the Fund's investment advisor, merged into a subsidiary of Bankers Trust New York
Corporation on September 1, 1997. Due to the change in control of Alex. Brown
Incorporated, the Flag Investors Short-Intermediate Income Fund held a special meeting for its shareholders on August 14, 1997. During the meeting, shareholders approved a new Investment Advisory Agreement between the Fund and ICC. The new agreement is substantially the same as the former agreement.

                                                                              21



FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders
Flag Investors Short-Intermediate Income Fund, Inc.:

     We have audited the accompanying statement of net assets of the Flag
Investors Short-Intermediate Income Fund, Inc. as of December 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December
31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors
Short-Intermediate Income Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Princeton, New Jersey
January 29, 1998


22



FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Tax Information (Unaudited)
For the Year Ended December 31, 1997

     Of the ordinary distributions made during the fiscal year ended December
31, 1997, 19.30% have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.


                                                                              23



FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND
--------------------------------------------------------------------------------

Directors and Officers


                                RICHARD T. HALE
                                    Chairman


                JAMES J. CUNNANE                CARL W. VOGT, ESQ.
                    Director                         Director

                 JOHN F. KROEGER                    HARRY WOOLF
                    Director                         President

                  LOUIS E. LEVY                  JOSEPH A. FINELLI
                    Director                         Treasurer

               EUGENE J. MCDONALD                  AMY M. OLMERT
                    Director                         Secretary

                REBECCA W. RIMEL                  SCOTT J. LIOTTA
                    Director                    Assistant Secretary

                TRUMAN T. SEMANS
                    Director



Investment Objective

An open-end mutual fund designed to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.


24



--------------------------------------------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

   For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.
--------------------------------------------------------------------------------


                             [FLAG INVESTORS LOGO]

                                     Growth
                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund

                                 Equity Income
                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund

                                    Balanced
                       Flag Investors Value Builder Fund

                                     Income
                 Flag Investors Short-Intermediate Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                Tax-Free Income
                  Flag Investors Managed Municipal Fund Shares
           Flag Investors Maryland Intermediate Tax-Free Income Fund

                                 Current Income
                    Flag Investors Cash Reserve Prime Shares




                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                                Distributed by:
                             ICC DISTRIBUTORS, INC.

